UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 17, 2007
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                          Quest Minerals & Mining Corp.
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             (Exact name of registrant as specified in its charter)


           Utah                       000-32131                87-0429950
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(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)


       18B East 5th Street, Paterson, NJ                           07524
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (973) 684-0075
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events

         The board of directors of Quest has approved a 1-for-4 reverse stock split of its currently outstanding shares of common stock. The reverse stock split will become effective on or about August 17, 2007, Our new symbol on this date will be "QMMC.OB."



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)


Date:  August 17, 2007                 By: /s/ Eugene Chiaramonte, Jr.
                                           -------------------------------------
                                           Eugene Chiaramonte, Jr., President




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